Exhibit 32.2

CERTIFICATION
OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. §1350

In connection with the quarterly report on Form 10-Q (the "report") of Aoxing Pharmaceutical Company, Inc. (the "Company") for the fiscal period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof  the report, I, Zheng James Chen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for said period.

May 16, 2016	/s/ Zheng James Chen
Zheng James Chen, Chief Financial Officer

A signed original of this written statement has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.